Exhibit 10.54

SEVENTH AMENDMENT TO
TERM LOAN CREDIT AGREEMENT
This SEVENTH AMENDMENT TO TERM LOAN CREDIT AGREEMENT (this “Seventh Amendment”) dated as of March 21, 2019, among LEGACY RESERVES LP, a limited partnership duly formed under the laws of the State of Delaware (the “Borrower”); each of the undersigned guarantors (the “Guarantors,” and together with the Borrower, the “Obligors”); CORTLAND CAPITAL MARKET SERVICES LLC, as administrative agent for the Lenders (in such capacity, together with its successors, the “Administrative Agent”); and the Lenders under the Term Loan Credit Agreement (the “Lenders”).
Recitals
A.    The Borrower, the Administrative Agent and the Lenders are parties to that certain Term Loan Credit Agreement dated as of October 24, 2016, as amended by the First Amendment and Waiver to the Term Loan Credit Agreement, dated July 31, 2017, as further amended by the Second Amendment to the Term Loan Credit Agreement, dated October 30, 2017, as further amended by the Third Amendment to the Term Loan Credit Agreement, dated December 31, 2017, as further amended by the Fourth Amendment to the Term Loan Credit Agreement, dated as of March 23, 2018, as further amended by the Fifth Amendment to the Term Loan Credit Agreement, dated as of September 14, 2018, and as further amended by the Sixth Amendment to the Term Loan Credit Agreement, dated as of September 20, 2018 (as so amended prior to the date hereof, the “Existing Credit Agreement,” and the Existing Credit Agreement as amended by this Seventh Amendment, the “Term Loan Credit Agreement”).
B.    The Guarantors are parties to that certain Term Loan Guaranty Agreement dated as of October 25, 2016 made by each of the Guarantors (as defined therein) in favor of the Administrative Agent (the “Term Loan Guaranty Agreement”).
C.    The Borrower, the Guarantors, the Administrative Agent and the Lenders have agreed to amend and waive certain provisions of the Existing Credit Agreement as more fully set forth herein.
NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section1
Defined Terms. Each capitalized term which is defined in the Term Loan Credit Agreement, but which is not defined in this Seventh Amendment, shall have the meaning ascribed to such term in the Term Loan Credit Agreement, as amended hereby, unless expressly provided to the contrary. Unless otherwise indicated, all article, section and exhibit references in this Seventh Amendment refer to articles, sections and exhibits of the Term Loan Credit Agreement. The words “hereof”, “herein”, and “hereunder” and words of similar import when used in this Seventh Amendment shall refer to this Seventh Amendment as a whole and not to any particular provision of this Seventh Amendment. The term “including” means “including, without limitation”. Paragraph headings have been inserted in this Seventh Amendment as a matter of convenience for reference only and it is agreed that such paragraph headings are not a part of this

Seventh Amendment and shall not be used in the interpretation of any provision of this Seventh Amendment.

Section2Amendments to Term Loan Credit Agreement.
2.1Amendments to Section 1.02.
(a)The following definitions are hereby amended and restated in their entirety to read as follows:
“Agreement” means this Term Loan Credit Agreement, as amended by the First Amendment and Waiver to the Term Loan Credit Agreement, dated July 31, 2017, as further amended by the Second Amendment to the Term Loan Credit Agreement, dated October 30, 2017, as further amended by the Third Amendment to the Term Loan Credit Agreement, dated December 31, 2017, as further amended by the Fourth Amendment, dated as of March 23, 2018, as further amended by the Fifth Amendment, dated as of September 14, 2018, as further amended by the Sixth Amendment, dated as of September 20, 2018 and as further amended by the Seventh Amendment, dated as of March 21, 2019, as the same may from time to time be amended, modified, supplemented or restated.
“Applicable Rate” means 12.0% plus the Waiver Rate.
(b)The following definitions are hereby added where alphabetically appropriate to read as follows:
“13-Week Budget” means a thirteen-week rolling operating budget and cash flow forecast, in form and substance reasonably acceptable to the Majority Lenders.
“2019 Capex Acreage” means Oil and Gas Properties owned by the Borrower and its Subsidiaries upon which any Obligor projects to make any capital expenditure for the calendar year 2019 pursuant to the Capital Expenditure Budget.
“Capital Expenditure Budget” means a budget setting forth the projected capital expenditures of the Obligors for the calendar year 2019, in form and substance reasonably acceptable to the Majority Lenders.
“Investment Banker” has the meaning assigned to such term in Section 8.22(a).
“Material Permian Acreage” means Oil and Gas Properties owned by the Borrower and its Subsidiaries in Martin, Reeves, Winkler, Midland, Pecos, Howard, Glasscock, Reagan, Upton, Irion, Crockett, Loving and Andrews Counties, Texas and Lea County, New Mexico except for any such Oil and Gas Property that the Majority Lenders expressly agree in writing is not Material Permian Acreage.

“Obligors” means the Borrower and the Guarantors.
“Refinancing Plan” has the meaning assigned to such term in Section 8.22(a).
“Seventh Amendment” means that certain Seventh Amendment to Term Loan Credit Agreement, dated as of March 21, 2019, among the Borrower, the Guarantors, the Administrative Agent and the Lenders party thereto.
“Seventh Amendment Effective Date” has the meaning ascribed to such term in the Seventh Amendment.
“Waiver Rate” means a rate per annum equal to 2.25%.
2.2Amendment to Section 1.06(a). Section 1.06(a) is hereby amended by inserting at the end of thereof: “The Borrower shall not designate any Subsidiary as an E&P Subsidiary after the Seventh Amendment Effective Date.”

2.3Amendment to Section 3.02(c). Section 3.02(c) is hereby amended by deleting it in its entirety and replacing it with the following:
“(c) Post-Default Rate. If (x) an Event of Default has occurred and is continuing, or if any principal of or interest on any Loan or any fee or other amount payable by the Borrower or any Guarantor hereunder or under any other Term Loan Document is not paid when due, whether at stated maturity, upon acceleration or otherwise and (y) all interest on the Loans is being paid in cash and a PIK Option notice has not been delivered pursuant to Section 3.02(d)(ii) for the applicable Interest Payment Date, then all Loans outstanding, in the case of an Event of Default, and such overdue amount, in the case of a failure to pay amounts when due, shall bear interest, after as well as before judgment, at a rate per annum equal to the Applicable Rate plus two percent (2%) minus the Waiver Rate, but in no event to exceed the Highest Lawful Rate,”

2.4Amendment to Section 3.02(d)(ii). Section 3.02(d)(ii) is hereby amended by deleting it in its entirety and replacing it with the following:
“(ii) Interest shall be payable on each Interest Payment Date entirely in cash, except that, the Borrower may elect to pay any interest payable in respect of the Waiver Rate in kind by having such interest capitalized, compounded and added to the unpaid principal amount of the Loan (the “PIK Option”) on such Interest Payment Date in lieu of cash payment whereupon on such Interest Payment Date the aggregate outstanding principal amount of the applicable Loans shall be automatically increased by the amount of such interest paid in kind (which interest paid in kind shall be treated as principal of the Loans for all purposes hereunder). Borrower shall notify the Administrative Agent in writing of its exercise the PIK Option no later than three Business Days prior to the relevant Interest Payment Date. The Administrative Agent shall deliver to the Lenders prompt written notice of the Borrower’s exercise of any such PIK Option.”
2.5Amendments to Section 8.01.

(a)Section 8.01(l) is hereby amended by deleting the phrase “having a value, individually or in the aggregate, in excess of $1,000,000 (in each case as assigned to such Oil and Gas Properties in the most recently delivered Reserve Report)”
(b)Section 8.01(o) is hereby amended by deleting it in its entirety and replacing it with the following:
“(o)    Production Report and Lease Operating Statements. On or prior to the 20th Business Day after the end of each month, a report setting forth, for each calendar month during the then-current fiscal year to date, the volume of production and sales attributable to production (and the prices at which such sales were made and the revenues derived from such sales) for each such calendar month from the Oil and Gas Properties, and setting forth the related ad valorem, severance and production taxes and lease operating expenses attributable thereto and incurred for each such calendar month.”

(c)Section 8.01(t) is hereby amended by deleting the term “Specified Permian Acreage” and replacing it with the term “Material Permian Acreage”.
(d)Section 8.01 is hereby amended by inserting the following clause (v) at the end thereof:
“(v)    Additional Monthly Reporting. (A) on or prior to the 20th Business Day after the end of each month, (i) an updated Capital Expenditure Budget including a report from a Financial Officer identifying and addressing any variance of actual performance to the Capital Expenditure Budget for the prior month; and (ii) an updated accounts payable schedule as of the last day of the immediately prior month., (B) each Friday following the end of a four week period, beginning on the second week after the Seventh Amendment Effective Date, an updated 13-Week Budget and (C) on or prior to the last day of each calendar week, a variance report comparing the Borrower’s actual receipts and disbursements for the prior calendar week and the prior four calendar weeks (on a cumulative basis) with the projected receipts and disbursements for such week and the prior four calendar weeks (on a cumulative basis) as reflected in the 13-Week Budget, which variance report shall include a report from a Financial Officer identifying and addressing any variance of actual performance to projected performance for the prior week.”

2.6Amendment to Section 8.14(a). The second paragraph of Section 8.14(a) is hereby amended by deleting it in its entirety and replacing it with the following:
“In addition to the foregoing, (i) not later than 30 days after the Effective Date (or such longer period as the Majority Lenders may agree), (ii) not later than 15 days after the Seventh Amendment Effective Date (or such longer period as the Majority Lenders may agree), and (iii) thereafter, contemporaneously with the acquisition of any Material Permian Acreage or Specified East Texas Acreage by the Borrower or any of its Subsidiaries (or such longer period as the Majority Lenders may agree), the Borrower shall, and shall cause its Subsidiaries to, grant to the Administrative Agent as security for the Obligations a second-priority Lien (provided that Excepted Liens of the type described in clauses (a) to (d) and (f) of the definition thereof may exist, but subject to the provisos at the end of such definition) on (a) in the case of clause (i), the Permian Acreage as of the Effective Date not already subject to a Lien of the Term Loan Security Instruments such that after giving effect thereto, to the knowledge of the Borrower and its Subsidiaries, 100% of the Permian Acreage as of the Effective Date is Mortgaged Property, (b) in the case of clause (ii), the Material Permian Acreage, the Specified East Texas Acreage and the 2019 Capex Acreage, in each case not already subject to a Lien of the Term Loan Security Instruments such that after giving effect thereto, to the knowledge of the Borrower and its Subsidiaries, 100% of the Material Permian Acreage, the Specified East Texas Acreage and 2019 Capex Acreage is Mortgaged Property, and (c) in the case of clause (iii), the Material Permian Acreage and the Specified East Texas Acreage not already subject to a Lien of the Term Loan Security Instruments such that after giving effect thereto, to the knowledge of the Borrower and its Subsidiaries, 100% of the Material Permian Acreage and the Specified East Texas Acreage so requested by the Majority Lenders is Mortgaged Property. All such Liens will be created and perfected by and in accordance with the provisions of Term Loan Security Instruments, all in form and substance reasonably satisfactory to the Majority Lenders and in sufficient executed (and acknowledged where necessary or appropriate) counterparts for recording purposes. In order to comply with the foregoing, if any Subsidiary places a Lien on its Oil and Gas Properties and such Subsidiary is not a Guarantor, then it shall become a Guarantor and comply with Section 8.14(b).”

2.7Amendment to Article VIII. Article VIII is hereby amended by inserting the following Section 8.22.
“Section 8.22    Investment Banker; Refinancing Plan; Lender Presentations.

(a)    The Borrower shall at all times retain an investment banker (the “Investment Banker”), to identify, evaluate and pursue strategic alternatives for the Borrower and the Obligors to repay, redeem and/or refinance the Loans and other Debt outstanding under the Term Loan Credit Agreement (the “Refinancing Plan”). The Borrower will deliver a copy of its engagement letter with such Investment Banker to the Administrative Agent and Lenders within three (3) Business Days of the Seventh Amendment Effective Date, and any amendment or supplement thereto, to the Majority Lenders.

(b)    The Borrower shall provide the Lenders and their financial advisor with reasonable access to the Investment Banker and shall direct the Investment Banker to (i) regularly update (and in any event, no less than once each week) the Lenders and their financial advisor as to the Borrower’s financial performance and any material events, circumstances or developments relating to the Refinancing Plan (including but not limited to, general discussions with holders of Debt, any formal or informal, binding or non-binding, commitments, bids or indications of interest) and (ii) update, on a monthly basis following the Seventh Amendment Effective Date, the Lenders and their financial advisor with respect to the then current 13-Week Budget, the Borrower’s financial performance and information regarding the oil and gas reserves attributable to the Oil and Gas Properties of the Borrower and its Subsidiaries.

(c)    No less often than bi-weekly following the Seventh Amendment Effective Date, the Borrower and the Investment Banker shall provide an oral report to the Lenders on the Borrower’s financial performance and its Refinancing Plan.”

2.8Amendment to Section 9.01. Section 9.01 is hereby amended by inserting the following clause (c) at the end thereof:
“(c)    Total Leverage Ratio. The Parent will not permit, as of the last day of the fiscal quarter ending March 31, 2019, its ratio of Total Debt to EBITDA for the four fiscal quarters then ending, to be greater than 5.25 to 1.00.”

2.9Amendment to Section 9.12. Section 9.12 is hereby amended by:
(a)deleting the text of clause (g) and replacing it with “[intentionally omitted]; and”;
(b)deleting the words “an E&P Subsidiary or” from the last paragraph of Section 9.12; and
(c)inserting the following at the end of Section 9.12:
“If the Borrower or any of its Subsidiaries, sells, assigns, farms-out, conveys or otherwise transfers any Oil and Gas Property that is a Mortgaged Property or any interest therein or Subsidiaries owning Oil and Gas Properties that are Mortgaged Properties and that action is otherwise permitted by the previous sentence of this Section 9.12, and the consideration received in respect of such sale, assignment, farm-out, conveyance or other transfer consists in whole or in part of Oil and Gas Properties acquired from or through the acquirer of the Mortgaged Property, then the Borrower or the applicable Subsidiary shall contemporaneously grant to the Administrative Agent as security for the Obligations a second-priority Lien (provided that Excepted Liens of the type described in clauses (a) to (d) and (f) of the definition thereof may exist, but subject to the provisos at the end of such definition) on the Oil and Gas Properties acquired as consideration from or through the acquirer of the Mortgaged Property.”

Section3
Conditions Precedent. This Seventh Amendment shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Term Loan Credit Agreement) (the “Seventh Amendment Effective Date”):

3.1The Administrative Agent shall have received from each Lender, the Borrower and the Guarantors, counterparts (in such number as may be requested by the Administrative Agent) of this Seventh Amendment signed on behalf of such Person.
3.2The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower certifying that attached thereto is a true, correct and complete copy of the Twelfth Amendment to the RBL Credit Agreement, which shall be in form and substance reasonably satisfactory to the Majority Lenders, and shall in any event be in substantially the form attached as Exhibit A to this Seventh Amendment (the “RBL Amendment”). The “Twelfth Amendment

Effective Date” under and as defined in the RBL Amendment shall have occurred (or shall occur substantially concurrently with the Seventh Amendment Effective Date).
3.3The Borrower shall have paid the fees and expenses of the Administrative Agent’s counsel and the Lenders’ counsel and financial advisors submitted to the Borrower on or before the date all of the conditions set forth in this Section 3 hereof have been satisfied and all other fees and expenses (including invoiced retainers to Latham & Watkins LLP and PJT Partners LP) required to be paid as of or prior to such date by Section 12.03 of the Term Loan Credit Agreement or any other provision of a Term Loan Document.
3.4The Administrative Agent and the Lenders shall have received the 13-Week Budget and the Capital Expenditure Budget.
3.5The Administrative Agent and the Lenders shall have received from the Borrower and the Guarantors, counterparts (in such number as may be requested by the Administrative Agent) to the engagement letter with PJT Partners LP signed on behalf of such Person.
3.6Extension Fee. As consideration for the amendments and waivers set forth herein, the Borrower shall pay to each Lender the following (on the dates specified below):
a.each Lender shall have been paid an extension fee in an amount equal to 35 basis points of the aggregate Loans of such Lender, which fee shall be paid in kind by adding such fee to the aggregate outstanding principal amount of Loans of such Lender on the Seventh Amendment Effective Date (and such increased principal amount shall bear interest at a rate per annum equal to the interest rate paid on the other Loans); and
b.an amount equal to 15 basis points of the aggregate Loans of such Lender, which shall be fully earned as of the Seventh Amendment Effective Date but shall be payable as of the earlier to occur of the (i) May 31, 2019 or (ii) acceleration of the Loans, which fee shall be paid in kind by adding such fee to the aggregate outstanding principal amount of Loans of such Lender on such date (and such increased principal amount shall bear interest at a rate per annum equal to the interest rate paid on the other Loans).
Section4Miscellaneous.
4.1Limited Waiver.
a.Subject to the terms and conditions hereof, the Administrative Agent and each Lender agrees to waive through 12:01 am New York Time on May 31, 2019 (and not after such date), the occurrence and continuation of the Waiver Default and not to exercise any rights or remedies under the Term Loan Credit Agreement and the Term Loan Documents and applicable law on account of the Waiver Default existing prior to May 31, 2019 (it being acknowledged and agreed that this Amendment shall not limit the rights and remedies of the Lenders or the Administrative Agent on and after May 31, 2019 in respect of the existence of the Waiver Default at any time on and after May 31, 2019, and that an Event of Default relating to the Waiver Default shall occur on and after May 31, 2019). The Borrower and each Obligor acknowledges and agrees that upon the occurrence of any Default or Event of Default (other than the Waiver Default) under the Term Loan Credit Agreement and the Term Loan Documents, the Administrative Agent will be free, in accordance with the Term Loan Credit Agreement and applicable Term Loan Documents and applicable law, to exercise any rights and remedies available to them at that time on account of any Default or Event of Default that occurs and remains uncured. For the purposes of this Seventh Amendment, “Waiver Default” means the Borrower’s failure to deliver its audited consolidated balance sheet and related statements of operations, shareholders’ equity and cash flows for 2018 without a “going concern” or like qualification or exception and without any qualification or exception as to the scope of such audit.
b.Each Obligor acknowledges that on the date hereof all outstanding Indebtedness is payable in accordance with their terms and the Borrower and each Obligor waives any defense, offset, counterclaim or recoupment with respect thereto. The Junior Lien Secured Parties (as defined in the Second Lien Intercreditor Agreement, the “Secured Parties”) hereby expressly reserve all of their rights, remedies, and claims under the Term Loan Documents. Except as expressly provided herein with respect to the Wavier Defaults, nothing in this Agreement shall constitute a waiver or relinquishment of (i) any Default or Event of Default under any of the Term Loan Documents, (ii) any of the agreements, terms or conditions contained in any of the Term Loan Documents except as expressly amended hereby, (iii) any rights or remedies of any Secured Party with respect to the Term Loan Documents except as expressly amended hereby, or (iv) the rights of any Secured Party to collect the full amounts owing to them under the Loan Documents.
c.Each Obligor hereby agrees and acknowledges that the Secured Parties require and will require strict performance by the Obligors of all of their respective obligations, agreements and covenants contained in the Term Loan Credit Agreement and the other Term Loan Documents (including any action or circumstance which is prohibited or limited during the existence of a Default or Event of Default), and no inaction or action by any Secured Party regarding any Default, Event of Default, termination event or event of default is intended to be or shall be a waiver thereof. Each Obligor hereby also agrees and acknowledges that no course of dealing and no delay in exercising any right, power, or remedy conferred to any Secured Party in the Term Loan Credit Agreement or in any other Term Loan Documents or now or hereafter existing at law, in equity, by statute, or otherwise shall operate as a waiver of or otherwise prejudice any such right, power, or remedy.
d.Furthermore, each party hereto hereby agrees that, in no event and under no circumstance shall any past or future discussions with the Administrative Agent or any other Secured Party, serve to (i) cause a modification of the Term Loan Documents, (ii) establish a custom or course of dealing with respect to any of the Term Loan Documents, (iii) operate as a waiver of any existing or future Default or Event of Default (as defined in the Term Loan Credit Agreement) under the Term Loan Documents, event of default or termination event, as amended hereby, (iv) entitle any Obligor to any other or further notice or demand whatsoever beyond those required by the Term Loan Documents, as amended hereby, or (v) in any way modify, change, impair, affect, diminish or release any Obligor’s obligations or liability under the Term Loan Documents, as amended hereby, or any other liability any Obligor may have to any Secured Party.
4.2Confirmation. The provisions of the Term Loan Credit Agreement, as amended by this Seventh Amendment, shall remain in full force and effect following the effectiveness of this Seventh Amendment.

4.3Ratification and Affirmation; Representations and Warranties. Each Obligor hereby (a) acknowledges the terms of this Seventh Amendment; (b) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended hereby; (c) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Seventh Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct as of such specified earlier date, (ii) no Default or Event of Default has occurred and is continuing, (iii) no event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect and (iv) it has not designated any Subsidiary as an E&P Subsidiary; and (d) agrees that from and after the Seventh Amendment Effective Date each reference to the Term Loan Credit Agreement in the other Loan Documents shall be deemed to be a reference to the Term Loan Credit Agreement, as amended by this Seventh Amendment. Without limiting the foregoing, each Guarantor hereby ratifies, confirms, acknowledges and agrees that its obligations under the Term Loan Guaranty Agreement are in full force and effect and that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, all of the Guaranteed Obligations (as defined in the Term Loan Guaranty Agreement) as such Guaranteed Obligations may have been amended by this Agreement, and its execution and delivery of this Agreement does not indicate or establish an approval or consent requirement by such Guarantor under the Term Loan Guaranty Agreement, in connection with the execution and delivery of amendments, consents or waivers to the Term Loan Credit Agreement or any of the other Term Loan Documents. Each of the Grantors have granted to the Administrative Agent, a valid, binding, perfected, enforceable, second-priority Liens (subject to Liens permitted by Sections 9.03(a) through (e) of the Term Loan Credit Agreement) in the Collateral and all Deed of Trust Property and all other assets described in the Term Loan Security Instruments and such Liens are not subject to avoidance, subordination, recharacterization, recovery, attack, offset, counterclaim, or defense of any kind,
4.4Counterparts. This Seventh Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Seventh Amendment by telecopy, facsimile, email or other electronic means shall be effective as delivery of a manually executed counterpart hereof.
4.5No Oral Agreement. This Seventh Amendment, the Term Loan Credit Agreement and the other Term Loan Documents executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties. There are no subsequent oral agreements between the parties.
4.6GOVERNING LAW. THE PROVISIONS OF SECTION 12.09 OF THE TERM LOAN CREDIT AGREEMENT ARE INCORPORATED HEREIN MUTATIS MUTANDIS.

4.7Payment of Expenses. In accordance with Section 12.03 of the Term Loan Credit Agreement, the Borrower agrees to pay or reimburse the Administrative Agent and the Lenders for all of their reasonable out-of-pocket costs and reasonable expenses incurred in connection with this Seventh Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel and financial advisor to the Administrative Agent and the Lenders, promptly upon receipt.
4.8Severability. Any provision of this Seventh Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
4.9Successors and Assigns. This Seventh Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
4.10Term Loan Document. This Seventh Amendment is a “Term Loan Document” as defined and described in the Term Loan Credit Agreement, and all of the terms and provisions of the Term Loan Credit Agreement relating to Term Loan Documents shall apply hereto. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Agreement shall be a Default or Event of Default, as applicable, under the Term Loan Credit Agreement.
4.11RELEASE. FOR GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH ARE HEREBY ACKNOWLEDGED, THE BORROWER AND EACH OTHER OBLIGOR HEREBY, FOR ITSELF AND ITS SUCCESSORS AND ASSIGNS, FULLY AND WITHOUT RESERVE, RELEASES AND FOREVER DISCHARGES EACH LENDER, EACH AGENT AND EACH OF THEIR RESPECTIVE SUCCESSORS AND ASSIGNS, OFFICERS, DIRECTORS, EMPLOYEES, REPRESENTATIVES, TRUSTEES, ATTORNEYS, AGENTS, ADVISORS (INCLUDING ATTORNEYS, ACCOUNTANTS AND EXPERTS) AND AFFILIATES (COLLECTIVELY THE “RELEASED PARTIES” AND INDIVIDUALLY A “RELEASED PARTY”) FROM ANY AND ALL ACTIONS, CLAIMS, DEMANDS, CAUSES OF ACTION, JUDGMENTS, EXECUTIONS, SUITS, DEBTS, LIABILITIES, COSTS, DAMAGES, EXPENSES OR OTHER OBLIGATIONS OF ANY KIND AND NATURE WHATSOEVER, KNOWN OR UNKNOWN, DIRECT AND/OR INDIRECT, AT LAW OR IN EQUITY, WHETHER NOW EXISTING OR HEREAFTER ASSERTED (INCLUDING, WITHOUT LIMITATION, ANY OFFSETS, REDUCTIONS, REBATEMENT, CLAIMS OF USURY OR CLAIMS WITH RESPECT TO THE NEGLIGENCE OF ANY RELEASED PARTY), FOR OR BECAUSE OF ANY MATTERS OR THINGS OCCURRING, EXISTING OR ACTIONS DONE, OMITTED TO BE DONE, OR SUFFERED TO BE DONE BY ANY OF THE RELEASED PARTIES, IN EACH CASE, ON OR PRIOR TO THE DATE OF THIS SEVENTH AMENDMENT AND ARE IN ANY WAY DIRECTLY OR INDIRECTLY ARISING OUT OF OR IN ANY WAY CONNECTED TO ANY OF THIS SEVENTH AMENDMENT, THE TERM LOAN CREDIT AGREEMENT, ANY OTHER TERM LOAN DOCUMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY

OR THEREBY (COLLECTIVELY, THE “RELEASED MATTERS”). THE BORROWER AND EACH OTHER OBLIGOR, BY EXECUTION HEREOF, HEREBY ACKNOWLEDGES AND AGREES THAT THE AGREEMENTS IN THIS SECTION 4.12 ARE INTENDED TO COVER AND BE IN FULL SATISFACTION FOR ALL OR ANY ALLEGED INJURIES OR DAMAGES ARISING IN CONNECTION WITH THE RELEASED MATTERS. THE BORROWER AND EACH OTHER OBLIGOR HEREBY FURTHER AGREES THAT IT WILL NOT SUE ANY RELEASED PARTY ON THE BASIS OF ANY RELEASED MATTER RELEASED, REMISED AND DISCHARGED BY THE BORROWER AND THE OBLIGORS PURSUANT TO THIS SECTION 4. IN AGREEING TO THIS SECTION 4, THE BORROWER AND EACH GUARANTOR CONSULTED WITH, AND HAS BEEN REPRESENTED BY, LEGAL COUNSEL AND EXPRESSLY DISCLAIM ANY RELIANCE ON ANY REPRESENTATIONS, ACTS OR OMISSIONS BY ANY OF THE RELEASED PARTIES AND HEREBY AGREES AND ACKNOWLEDGES THAT THE VALIDITY AND EFFECTIVENESS OF THE RELEASES SET FORTH HEREIN DO NOT DEPEND IN ANY WAY ON ANY SUCH REPRESENTATIONS, ACTS AND/OR OMISSIONS OR THE ACCURACY, COMPLETENESS OR VALIDITY HEREOF. THE PROVISIONS OF THIS SECTION 4, SHALL SURVIVE THE TERMINATION OF THIS AGREEMENT, THE TERM LOAN CREDIT AGREEMENT AND THE OTHER TERM LOAN DOCUMENTS AND PAYMENT IN FULL OF THE OBLIGATIONS.
4.12Administrative Agent Direction. Each undersigned Lender (collectively constituting all Lenders party to the Term Loan Credit Agreement) hereby directs the Administrative Agent to execute and deliver this Seventh Amendment.

[SIGNATURES BEGIN NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Seventh Amendment to be duly executed as of the date first written above.
BORROWER:        LEGACY RESERVES LP
By:    Legacy Reserves GP, LLC,
its general partner

By:
James Daniel Westcott
President and Chief Financial Officer

GUARANTORS:	LEGACY RESERVES OPERATING LP

By:	Legacy Reserves Operating GP LLC, its general partner

By:	Legacy Reserves LP, its sole member

By:	Legacy Reserves GP, LLC, its general partner

By:
James Daniel Westcott
President and Chief Financial Officer

LEGACY RESERVES OPERATING GP LLC

By:	Legacy Reserves LP, its sole member

By:	Legacy Reserves GP, LLC, its general partner

By:
James Daniel Westcott
President and Chief Financial Officer

LEGACY RESERVES SERVICES, INC.
DEW GATHERING LLC
PINNACLE GAS TREATING LLC
LEGACY RESERVES ENERGY SERVICES LLC
LEGACY RESERVES GP, LLC
LEGACY RESERVES INC.
By:
James Daniel Westcott
President and Chief Financial Officer

||
CORTLAND CAPITAL MARKET SERVICES LLC,
as Administrative Agent

By:
Name:
Title:

GSO ENERGY SELECT OPPORTUNITIES FUND LP
By: GSO Energy Select Opportunities Associates LLC, its general partner

By:
Name:
Title:

GSO ENERGY PARTNERS-A LP
By: GSO Energy Partners-A Associates LLC, its general partner

By:
Name:
Title:

GSO ENERGY PARTNERS-B LP
By: GSO Energy Partners-B Associates LLC, its general partner

By:
Name:
Title:

GSO ENERGY PARTNERS-C LP
By: GSO Energy Partners-C Associates LLC, its general partner

By:
Name:
Title:

GSO ENERGY PARTNERS-C II LP
By: GSO Energy Partners-C Associates II LLC, its general partner

By:
Name:
Title:

GSO ENERGY PARTNERS-D LP
By: GSO Energy Partners-D Associates LLC, its general partner

By:
Name:
Title:

GSO PALMETTO OPPORTUNISTIC INVESTMENT PARTNERS LP
By: GSO Palmetto Opportunistic Associates LLC, its general partner

By:
Name:
Title:

GSO CSF III HOLDCO LP
By: GSO Capital Solutions Associates III LP, its general partner
By: GSO Capital Solutions Associates III (Delaware) LLC, its general partner

By:
Name:
Title:

GSO AIGUILLE DES GRAND MONTETS FUND II LP
By: GSO Aiguille des Grand Montets Associates LLC, its general partner

By:
Name:
Title:

EXHIBIT A
RBL AMENDMENT